                        REPORT OF INDEPENDENT AUDITORS

                      ___________________________________



Board of Directors
 and Shareholder
The American Franklin Life Insurance Company

We have audited the accompanying balance sheet of The American Franklin Life Insurance Company, (the Company), a wholly-owned subsidiary of The Franklin Life Insurance Company, which is an indirect wholly-owned subsidiary of American General Corporation, as of December 31, 2000 and 1999, and the related statements of operations, shareholder's equity, comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Franklin Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.







Chicago, Illinois
February 2, 2001, except for Note 12, as to which the date is March 11, 2001

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS
                                 (In thousands)


                                                              FOR THE YEARS ENDED DECEMBER 31
                                                             2000           1999           1998
                                                       --------------------------------------------
Revenues
 Premiums and other considerations                      $    20,443    $    10,087    $     7,725
 Net investment income                                        2,533          2,541          2,419
 Realized investment gains (losses)                              (2)            21             47
 Other revenues                                              38,414         32,418         18,678
                                                        -----------    -----------    -----------
    Total revenues                                           61,388         45,067         28,869

Benefits and expenses
 Insurance and annuity benefits                              25,725          9,040          4,889
 Operating costs and expenses                                19,979         21,524         15,910
 Commissions and allowances                                  30,492         28,533         27,695
 Change in deferred policy acquisition costs and
  cost of insurance purchased                               (16,371)       (16,871)       (20,354)

 Litigation settlement                                            -              -          8,064
                                                        -----------    -----------    -----------
   Total benefits and expenses                               59,825         42,226         36,204
                                                        -----------    -----------    -----------
Income (loss) before income taxes                             1,563          2,841         (7,335)

Income tax expense (benefit)
 Current                                                     (1,090)        (1,449)        (1,247)
 Deferred                                                     1,177          1,358         (2,270)
                                                        -----------    -----------    -----------
   Total income tax expense (benefit)                            87            (91)        (3,517)
                                                        -----------    -----------    -----------
Net income (loss)                                       $     1,476    $     2,932    $    (3,818)
                                                        ===========    ===========    ===========


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                 BALANCE SHEET
                       (In thousands, except share data)


                                                                                   AT DECEMBER 31
                              ASSETS                                             2000          1999
                                                                           ----------------------------
Investments
 Fixed maturity securities (amortized cost: $14,730; $15,746)               $    15,120   $    15,852
 Policy loans                                                                    25,480        17,037
 Short-term investments                                                           3,430         6,733
                                                                            -----------   -----------
    Total investments                                                            44,030        39,622

Cash                                                                              1,732        13,552
Accrued investment income                                                           305           338
Amounts recoverable from reinsurers                                              18,242        10,875
Deferred policy acquisition costs                                                87,598        70,989
Cost of insurance purchased                                                       7,367         7,884
Insurance premiums due                                                              700           795
Other assets                                                                      1,320         1,519
Assets held in separate accounts                                                656,298       644,899
                                                                            -----------   -----------
    Total assets                                                            $   817,592   $   790,473
                                                                            ===========   ===========




                               LIABILITIES
Insurance and annuity liabilities
 Policy reserves, contract claims and other policyholders' funds            $    19,467    $     9,804
 Universal life contracts                                                        47,005         40,493
 Annuity contracts                                                                7,074          7,246
 Unearned revenue                                                                11,646         10,127

Income tax liabilities
 Current                                                                            451         (2,565)
 Deferred                                                                        (2,109)        (3,288)
Accrued expenses and other liabilities                                            2,263         17,237
Liabilities related to separate accounts                                        656,298        644,899
                                                                            -----------    -----------
    Total liabilities                                                           742,095        723,953

                            SHAREHOLDER'S EQUITY

Common stock ($5 par value; 500,000 shares authorized,
 Issued and outstanding)                                                          2,500          2,500
Paid-in capital                                                                  70,937         63,437
Accumulated other comprehensive income                                               93             92
Retained earnings                                                                 1,967            491
                                                                            -----------    -----------
    Total shareholder's equity                                                   75,497         66,520
                                                                            -----------    -----------
    Total liabilities and shareholder's equity                              $   817,592    $   790,473
                                                                            ===========    ===========



                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                       STATEMENT OF SHAREHOLDER'S EQUITY
                                 (In thousands)


                                                                    FOR THE YEARS ENDED DECEMBER 31
                                                                    2000          1999          1998
                                                               -----------------------------------------
Common stock, balance at beginning and end of year              $    2,500    $    2,500    $    2,500
                                                                ----------    ----------    ----------
Paid-in capital
 Balance at beginning of year                                       63,437        51,437        25,373
 Capital contribution                                                7,500        12,000        26,064
                                                                ----------    ----------    ----------
 Balance at end of year                                             70,937        63,437        51,437
                                                                ----------    ----------    ----------
Retained earnings (deficit)
 Balance at beginning of year                                          491        (2,441)        1,377
 Net income (loss)                                                   1,476         2,932        (3,818)
                                                                ----------    ----------    ----------
 Balance at end of year                                              1,967           491        (2,441)
                                                                ----------    ----------    ----------
Accumulated other comprehensive income
 Balance at beginning of year                                           92           430           398
 Change during the year                                                  2          (520)           49
 Amounts applicable to deferred federal income taxes                    (1)          182           (17)
                                                                ----------    ----------    ----------
 Balance at end of year                                                 93            92           430
                                                                ----------    ----------    ----------
Total shareholder's equity at end of year                       $   75,497    $   66,520    $   51,926
                                                                ==========    ==========    ==========



                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)
                                 (In thousands)

                                                                     FOR THE YEARS ENDED DECEMBER 31
                                                                     2000         1999          1998
                                                                ---------------------------------------
Net income (loss)                                               $   1,476    $   2,932    $   (3,818)
Other comprehensive income (loss)
 Gross change in unrealized gains (losses) on
  securities (pretax: $-; $(499); $96)                                  -         (324)           63
 Less: gains (losses) realized in net income
  (pretax: $(2); $21; $47)                                             (1)          14            31
                                                                ---------    ----------   ----------
   Change in net unrealized gains (losses) on
    securities (pretax: $2; $(520); $49)                                1         (338)           32
                                                                ---------    ----------   ----------
      Comprehensive income (loss)                               $   1,477    $   2,594    $   (3,786)
                                                                =========    =========    ==========



                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                                 (In thousands)


                                                                  FOR THE YEARS ENDED DECEMBER 31
                                                                2000            1999            1998
                                                          ----------------------------------------------
Operating activities
  Net income (loss)                                        $     1,476    $      2,932    $     (3,818)
  Reconciling adjustments to net cash used for operating
   activities
    Charges on universal life contracts, net of
     interest credited                                         (32,052)        (28,863)        (21,569)

    Change in other assets and liabilities                     (17,880)         (7,621)         11,343
    Deferred policy acquisition costs and cost of
     insurance purchased                                       (16,371)        (16,871)        (20,354)

    Policy reserves, claims and other policyholders'
     funds                                                      10,853          (2,994)         12,783

    Realized investment (gains) losses                               2             (21)            (47)
                                                           -----------    ------------    ------------
      Net cash used for operating activities                   (53,972)        (53,438)        (21,662)
                                                           -----------    ------------    ------------
Investing activities
    Investment purchases
      Available-for-sale                                          (845)        (30,018)        (26,271)
      Other                                                     (8,443)         (4,721)         (5,794)
    Investment calls, maturities and sales
      Available-for-sale                                         1,916          45,751          16,568
      Other                                                          -              55             504
    Net (increase) decrease in short term investments            3,303          (6,733)              -
                                                           -----------    ------------    ------------
        Net cash provided by (used for) investing
         activities                                             (4,069)          4,334         (14,993)
                                                           -----------    ------------    ------------
Financing activities
    Policyholder account deposits                              136,034         167,565         191,502
    Policyholder account withdrawals                           (97,313)       (131,120)       (173,049)
    Proceeds from intercompany borrowings                            -               -          18,896
    Repayments of intercompany borrowings                            -               -         (18,896)
    Capital contribution                                         7,500          12,000          26,064
                                                           -----------    ------------    ------------
     Net cash provided by financing activities                  46,221          48,445          44,517
                                                           -----------    ------------    ------------
Net increase (decrease) in cash                                (11,820)           (659)          7,862
Cash at beginning of year                                       13,552          14,211           6,349
                                                           -----------    ------------    ------------
Cash at end of year                                        $     1,732    $     13,552    $     14,211
                                                           ===========    ============    ============



                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS



1.   SIGNIFICANT ACCOUNTING POLICIES


1.1  Nature of Operations

     The American Franklin Life Insurance Company (AMFLIC), headquartered in Springfield, Illinois, sells and services variable universal life, variable annuity and universal life insurance products to the middle income market, in all states except Maine, New Hampshire, New York and Vermont.

1.2  Preparation of Financial Statements

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) and include the accounts of AMFLIC, a wholly owned subsidiary of The Franklin Life Insurance Company (FLIC) whose ultimate parent is American General Corporation (American General).

     Management must make estimates and assumptions that affect amounts reported in the financial statements and in disclosures of contingent assets and liabilities. Ultimate results could differ from our estimates.

1.3  Investments

     Fixed Maturity Securities. All fixed maturity securities were classified as available-for-sale and reported at fair value. We adjust related balance sheet accounts as if the unrealized gains (losses) had been realized and record the net adjustment in accumulated other comprehensive income (loss) in shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and we consider the decline to be other than temporary, we reduce the security's amortized cost to its fair value and recognize a realized loss.

     Policy Loans.  Policy loans are reported at unpaid principal balance.

     Short-term Investments. Short-term investments include investments with maturities of less than one year at the date of acquisition and are carried at amortized cost, which approximates fair value.

     Investment Income. Interest on fixed maturity securities and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount, as appropriate.

     Realized Investment Gains (Losses). We recognize realized investment gains (losses) using the specific identification method.


1.4  Separate Accounts

     Separate accounts are assets and liabilities associated with certain contracts, principally variable universal life and annuities, for which the investment risk lies predominantly with the contract holder. The liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statement of operations. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1.5  Deferred Policy Acquisition Costs (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life insurance contracts and insurance investment contracts is charged to expense in relation to the estimated gross profits of those contracts. If our estimate of future gross profits changes significantly, we recalculate DPAC balances using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC amortization. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves.

     DPAC also is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income (loss) in shareholder's equity.

     We review the carrying amount of DPAC on at least an annual basis. We consider estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses to determine whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

1.6  Cost of Insurance Purchased (CIP)

     The cost assigned to AMFLIC insurance contracts in force at January 31, 1995, the date of American General's acquisition of FLIC and AMFLIC, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 6% to 8.5%. CIP is charged to expense, including adjustments for revised assumptions, and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. We review the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

1.7  Insurance and Annuity Liabilities

     Substantially all of AMFLIC's insurance and annuity liabilities relate to long-duration contracts. AMFLIC normally cannot change or cancel these contracts.

     For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on our estimates of the cost of future policy benefits, using the net level premium method. Interest assumptions used to compute reserves ranged from 3% to 5.5% at December 31, 2000.

1.8  Premium Recognition

     Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate AMFLIC for future services are deferred and recognized over the period earned, using the same assumptions used to amortize DPAC. For all other contracts, premiums are recognized when due.

1.9  Reinsurance

     AMFLIC limits its exposure to loss on any individual life to $100,000 by ceding additional risks through reinsurance contracts with other insurers, including FLIC. If a reinsurer is not able to meet its obligations, AMFLIC remains liable.

     AMFLIC records a receivable for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.10 Income Taxes

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

1.11 Future Accounting Change

     On January 1, 2001, we will adopt Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities," which requires all derivative instruments to be recognized at fair value in the balance sheet. Changes in the fair value of a derivative instrument will be reported in net income or other comprehensive income, depending upon the intended use of the derivative instrument.

     We do not expect SFAS 133 to have a material impact on AMFLIC's results of operations and financial position in future periods. The impact of the fair value adjustments on derivatives which do not qualify for hedge accounting and any ineffectiveness resulting from hedging activities will be recorded in investment gains (losses).

2.   INVESTMENTS

2.1  Fixed Maturity Securities

     Valuation. Amortized cost and fair value of fixed maturity securities were as follows:

                                                                     DECEMBER 31, 2000
                                                  -----------------------------------------------------
                                                                     GROSS         GROSS
                                                     AMORTIZED     UNREALIZED    UNREALIZED     FAIR
In thousands                                            COST         GAINS         LOSSES      VALUE
-------------------------------------------------------------------------------------------------------
U.S. government                                      $    6,584   $        120   $       -   $    6,704
Corporate bonds
  Investment grade                                        4,392            177          36        4,533
  Below investment grade                                  1,068              6          18        1,056
Public utilities                                          1,528             82           -        1,610
Mortgage-backed                                             957             54           -        1,011
States/political subdivisions                               201              5           -          206
                                                     ----------   ------------   ---------   ----------
  Total fixed maturity securities                    $   14,730   $        444   $      54   $   15,120
                                                     ==========   ============   =========   ==========


                                                                    December 31, 1999
                                                  ---------------------------------------------------
                                                                    GROSS        GROSS
                                                     AMORTIZED    UNREALIZED   UNREALIZED     FAIR
In thousands                                           COST         GAINS       LOSSES        VALUE
-----------------------------------------------------------------------------------------------------
U.S. government                                      $    6,611   $       15   $      90   $    6,536
Corporate bonds
  Investment grade                                        5,803          135          79        5,859
  Below investment grade                                    678            6           1          683
Public utilities                                          1,508           77           -        1,585
Mortgage-backed                                             944           37           -          981
States/political subdivisions                               202            6           -          208
                                                     ----------   ----------   ---------   ----------
  Total fixed maturity securities                    $   15,746   $      276   $     170   $   15,852
                                                     ==========   ==========   =========   ==========

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.1  Fixed Maturity Securities (continued)

     Maturities. The contractual maturities of fixed maturity securities at December 31, 2000 were as follows:

                                                                 AMORTIZED      FAIR
In thousands                                                        COST        VALUE
--------------------------------------------------------------------------------------
Fixed maturity securities, excluding mortgage-backed
  securities, due
   In one year or less                                        $       301   $      306
   In years two through five                                       10,672       10,943
   In years six through ten                                         1,574        1,646
   After ten years                                                  1,226        1,214
Mortgage-backed securities                                            957        1,011
                                                              -----------   ----------
  Total fixed maturity securities                             $    14,730   $   15,120
                                                              ===========   ==========


     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. AMFLIC may sell investments before maturity to achieve corporate requirements and investments strategies.

     Net Unrealized Gains (Losses). Net unrealized gains (losses) on fixed maturity securities included in accumulated other comprehensive income
     (loss) at December 31 were as follows:


   In thousands                                       2000         1999
-----------------------------------------------------------------------
Gross unrealized gains                            $    444     $    276
Gross unrealized losses                                (54)        (170)
DPAC  fair value adjustment                           (223)         560
CIP fair value adjustment                              (23)        (525)
Deferred federal income taxes                          (51)         (49)
                                                  --------     --------
Net unrealized gains on securities                $     93     $     92
                                                  ========     ========


2.2  Investment Income

     Investment income was as follows:

   In thousands                                        2000        1999       1998
-----------------------------------------------------------------------------------
Fixed maturity securities                         $   1,142   $   1,461   $   1,592
Policy loans                                          1,115         698         445
Other investments                                       339         547         473
                                                  ---------   ---------   ---------

Gross investment income                               2,596       2,706       2,510
Investment expense                                       63         165          91
                                                  ---------   ---------   ---------
Net investment income                             $   2,533   $   2,541   $   2,419
                                                  =========   =========   =========

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.3  Realized Investment Gains (Losses)

     Realized investment gains (losses), net of DPAC and CIP amortization and investment expenses, were as follows:


   In thousands                           2000       1999       1998
--------------------------------------------------------------------
Fixed maturity securities               $    -    $    56    $   116
Other                                       (2)       (35)       (69)
                                        ------    -------    -------
Realized investment gains (losses)      $   (2)   $    21    $    47
                                        ======    =======    =======

     Voluntary sales of investments resulted in the following realized gains (losses):

                                                              Realized
                                                     -------------------------
In thousands          Category            Proceeds       Gains       Losses
-----------------------------------------------------------------------------
      2000       AVAILABLE-FOR-SALE   $          -   $       -   $        -
=============================================================================
      1999       Available-for-sale   $      1,758   $      56   $        -
=============================================================================
      1998       Available-for-sale   $      2,110   $     116   $        -
=============================================================================

2.4  Investments on Deposit

     At December 31, 2000 and 1999, fixed maturity securities with a carrying value of $6,575,000 and $6,338,000 respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.5  Investment Restrictions

     AMFLIC is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 2000 and 1999, AMFLIC's largest investment in any one entity other than U.S. government obligations was $1,000,000.

3.   DEFERRED POLICY ACQUISITION COSTS (DPAC)

     Activity in DPAC was as follows:

   In thousands                              2000          1999          1998
-----------------------------------------------------------------------------
Beginning at January 1                 $   70,989    $   52,352    $   30,515
Deferrals                                  24,127        24,543        25,320
Amortization                               (6,737)       (6,524)       (3,383)
Effect of net unrealized (gains)
  losses on securities                       (779)          646           (47)
Effect of realized investment gains            (2)          (28)          (53)
                                       ----------    ----------    ----------
Balance at December 31                 $   87,598    $   70,989    $   52,352
                                       ==========    ==========    ==========

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   COST OF INSURANCE PURCHASED (CIP)

     Activity in CIP was as follows:

          In thousands                       2000          1999          1998
-----------------------------------------------------------------------------
Balance at January 1                   $    7,884    $    8,941    $   10,549
Accretion of interest                         702           767           926
Amortization                               (1,721)       (1,915)       (2,509)
Effect of net unrealized (gains)
    losses on securities                      502            96           (12)
Effect of realized investment gains             -            (5)          (13)
                                       --------------------------------------
Balance at December 31                 $    7,367    $    7,884    $    8,941
                                       ======================================


     CIP amortization, net of accretion, expected to be recorded in each of the next five years is:

                                                 AMOUNT
                          YEAR              (IN THOUSANDS)
                        ----------------------------------
                          2001                   $927
                          2002                    820
                          2003                    727
                          2004                    647
                          2005                    577

5.   INCOME TAXES

     AMFLIC is subject to the life insurance company provisions of the federal tax law and is part of a consolidated return which also includes FLIC. The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of AMFLIC under this agreement shall not exceed the amount AMFLIC would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

5.1  Tax Expense

     A reconciliation between the Federal income tax rate and the effective tax rate follows:

                                2000         1999        1998
                             ----------------------------------
Federal income tax rate        35.0 %       35.0 %       35.0 %
Invested asset items          (29.1)       (37.7)        14.3
Other                          (0.3)        (0.5)        (1.4)
                              -----        -----         ----
  Effective tax rate            5.6 %       (3.2)%       47.9 %
                              =====        =====         ====

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.2  Deferred Taxes

     Components of deferred tax liabilities and assets at December 31, were as follows:

   In thousands                                      2000        1999
-----------------------------------------------------------------------
Deferred tax liabilities, applicable to:
  Basis differential of investments               $     114    $      -
  DPAC and CIP                                       21,491      18,141
  Other                                                 827       4,740
                                                  ---------    --------
    Total deferred tax liabilities                   22,432      22,881
Deferred tax assets, applicable to:
  Policy reserves                                   (23,069)    (24,713)
  Other                                              (1,472)     (1,456)
                                                  ---------    --------
    Total deferred tax assets                       (24,541)    (26,169)
                                                  ---------    --------
Net deferred tax assets                           $  (2,109)   $ (3,288)
                                                  =========    ========

     AMFLIC expects adequate future taxable income to realize the net deferred tax assets. Accordingly, no valuation allowance is considered necessary.

5.3  Taxes Paid

     Income taxes paid (recovered) were as follows:

     In thousands                 2000            1999        1998
------------------------------------------------------------------
Federal                        $(4,175)          $(447)      $ 243
State                               38             143         110

6.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Carrying amounts and fair values for certain of AMFLIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of AMFLIC's assets and liabilities, including the values of underlying customer relationships and distribution systems, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                                  2000                                1999
                                                      ----------------------------------------------------------------
                                                        CARRYING            FAIR           CARRYING            FAIR
In thousands                                             AMOUNT             VALUE            AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
Assets
    Fixed maturity securities                           $ 15,120          $ 15,120          $ 15,852          $ 15,852
    Policy Loans                                          25,480            25,480            17,037            17,037
    Short-term investments                                 3,430             3,430             6,733             6,733
    Assets held in separate accounts                     656,298           656,298           644,899           644,899
Liabilities
    Insurance investment contracts                         7,636             7,310             7,480             7,102
    Liabilities related to separate accounts             656,298           656,298           644,899           644,899

     We used the following methods and assumptions to estimate the fair value of our financial instruments:

     Fixed Maturity Securities. Fair values of fixed maturity securities were based on quoted market prices, where available. For investments not actively traded, we estimated the fair values using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     Policy Loans. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate charged on policy loan balances during 2000 and 1999 was 6.07% and 6.11%, respectively.

     Assets and Liabilities Related to Separate Accounts. We valued separate account assets and liabilities based on quoted net asset value per share of the underlying mutual funds.

     Insurance Investment Contracts. We estimated the fair value of insurance investment contracts using cash flows discounted at market interest rates.

7.   REINSURANCE

     Under the provisions of an assumed reinsurance agreement, AMFLIC recognized the following:

In thousands                                    2000        1999         1998
------------------------------------------------------------------------------
Premiums and other
  Considerations                              $5,288       $1,416      $2,387
Other income                                     918        1,337       1,869
Benefits                                       6,134        1,756       3,331
Commission expense                                67          215         (20)

     Under the provisions of a modified coinsurance agreement which cedes a portion of the variable universal life product activity, AMFLIC recognized the following:

In thousands                                   2000         1999        1998
-----------------------------------------------------------------------------
Premiums and other
   Considerations                            $10,118      $12,027      $9,058
Expense allowances from
    Reinsurer                                  9,791        8,531       7,239
Other                                            416        1,744         885

     AMFLIC also carries reinsurance for policy risks that exceed its retention limit of $100,000. AMFLIC ceded the following amounts:

In thousands                                    2000        1999         1998
-----------------------------------------------------------------------------
Premiums and other
 Considerations                              $12,081      $10,687      $9,476
Change in policy reserves                     11,760       10,382       9,086

8.   STATUTORY ACCOUNTING

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity of insurance companies. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. No significant permitted practices are used to prepare AMFLIC's statutory financial statements.

     Effective January 1, 2001, insurance companies are required to prepare statutory financial statements in accordance with the National Association of Insurance Commissioners' Codification of Statutory Accounting Principles. We do not expect codification to have a material impact on AMFLIC's statutory net income or equity.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.   STATUTORY ACCOUNTING (CONTINUED)

     At December 31, 2000 and 1999, AMFLIC had statutory stockholder's equity of $43,093,000 and $41,590,000, respectively. AMFLIC's statutory net loss was $5,964,000, $2,947,000 and $2,615,000 for the years ended December 31,
     2000, 1999 and 1998, respectively.

     Generally, AMFLIC is restricted by state insurance laws as to amounts it may pay in the form of dividends, loans or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 2001 no dividends may be paid out and loans and advances in excess of $10,773,000 may not be transferred without the approval of the Illinois Insurance Department.

9.   STATEMENT OF CASH FLOWS

     In addition to the cash activities shown in the statement of cash flows, the following transactions, occurred:

In thousands                                 2000     1999     1998
--------------------------------------------------------------------
Interest added to universal
 life contracts and other
 deposit funds                               2,478    2,214    1,387
                                             =======================

10.  RELATED PARTY TRANSACTIONS

     AMFLIC has no full-time employees or office facilities. General and administrative expenses were allocated to AMFLIC from FLIC prior to 1999, based upon hours worked by administrative personnel. Effective January 1, 1999 AMFLIC entered into a shared services agreement with other American General life subsidiaries. As part of this agreement, administration and general expenses are allocated to AMFLIC from all subsidiaries. Allocated expenses for the years ended December 31, 2000, 1999 and 1998, amounted to approximately $17,258,000, $20,084,000, and $8,541,000, respectively.

     AMFLIC participates in a program of short-term borrowing with American General to maintain its long-term investment commitments. AMFLIC had no short-term borrowing in 2000 or 1999.

11.  LITIGATION

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial settlements across the life insurance industry. AMFLIC was a defendant in similar class action lawsuits. In 1998, AMFLIC entered into agreements to resolve substantially all of the material pending market conduct class action lawsuits. We recorded a charge of $8,000,000 for additional policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs. To offset the market conduct charge, AMFLIC recorded an $8,000,000 capital contribution from FLIC at December 31, 1998. All of these settlements were finalized in 1999.

     AMFLIC is a party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who excluded themselves from market conduct settlements. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, we believe that the total amounts that will ultimately be paid arising from these lawsuits and proceedings will not have a material adverse effect on AMFLIC's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgement in any given suit.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12.  SUBSEQUENT EVENT

     On March 11, 2001, American General entered into a definitive merger agreement with Prudential plc. Under the agreement, American General's shareholders will exchange shares of American General's common stock for
     3.6622 shares of Prudential plc common stock. The transaction, which is subject to shareholder and regulatory approvals, is expected to be completed in third quarter 2001.

                                       II

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING PURSUANT TO RULE 484(b)(1)
                        UNDER THE SECURITIES ACT OF 1933

American Franklin's By-Laws provide, in Article X, as follows:

  "Section 1. The Company shall indemnify and hold harmless each person who shall serve at any time hereafter as a director, officer or employee of the Company, or who shall serve any other company or organization in any capacity at the request of the Company, from and against any and all claims and liabilities to which such person shall become subject by reason of having heretofore or hereafter been a director, officer or employee of the Company, or by reason of any action alleged to have been heretofore or hereafter taken or omitted by such person as a director, officer or employee, and shall reimburse each such person for all legal and other expenses reasonably incurred in connection with any such claim or liability; provided, however, that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of such person's own wilful misconduct.''

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

American Franklin hereby represents that the fees and charges deducted under the flexible premium variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Franklin.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

  The facing sheet.

  Reconciliation and tie.

  The Prospectus consisting of [62] pages.

  Undertaking to file reports.

  Undertaking pursuant to Rule 484 under the Securities Act of 1933.

  The signatures.

  Written Consents of the following persons:

    Pauletta P. Cohn, Esq.
    Ernst & Young LLP

1.  Exhibits required by Article IX, paragraph A of Form N-8 B-2:

     (1) Certified resolutions regarding organization of Separate Account VUL-2.(1)

     (2)         Inapplicable.

     (3)(a) Sales Agreement between Franklin Financial Services Corporation ("Franklin Financial'') and Separate Account VUL-2 of The American Franklin Life Insurance Company, dated as of January 31, 1995.(1)

     (3)(b)(i) Specimen Regional Manager Registered Representative Agreement between Franklin Financial and registered representatives of Franklin Financial distributing EquiBuilder III policies.(1)

     (3)(b)(ii) Specimen Registered Representative Agreement between Franklin Financial and registered representatives of Franklin Financial distributing EquiBuilder III policies.(1)

     (3)(c)      Schedule of Sales Commissions.(2)

     (4) Agreement between The American Franklin Life Insurance Company ("American Franklin'') and Franklin Financial, dated March 31, l994, regarding supervision of agents.(1)

     (5)(a)      EquiBuilder III Flexible Premium Life Insurance Policy.(1)

     (5)(b)      Accidental Death Benefit Rider.(1)

     (5)(c)      Term Insurance Rider.(1)

     (5)(d)      Children's Term Insurance Rider.(1)

     (5)(e)      Disability Rider - Waiver of Monthly Deductions.(1)

     (5)(f) Endorsement to EquiBuilder III Flexible Premium Life Insurance policy when issued to a Policy Owner in the State of Texas.(1)

     (5)(g)      Accelerated Benefit Settlement Option Rider.(4)

     (6)(a)      Articles of Incorporation of American Franklin.(6)

     (6)(b)      By-Laws of American Franklin.(2)

     (7)         Inapplicable.

     (8)(a)(1) Participation Agreement among American Franklin, Variable Insurance Products Fund ("VIP'') and Fidelity Distributors Corporation ("FDC''), dated July 18, 1991.(1)

     (8)(a)(2) Amendment No. 1 to Participation Agreement among American Franklin, VIP and FDC, effective as of November 1, 1991.(1)

     (8)(a)(3) Participation Agreement among American Franklin, Variable Insurance Products Fund II ("VIP II'') and FDC, dated July 18, 1991.(1)

     (8)(a)(4) Amendment No. 1 to Participation Agreement among American Franklin, VIP II and FDC, effective as of November 1, 1991.(1)

     (8)(a)(5) Sub-License Agreement between FDC and American Franklin dated July 18, 1991.(1)

     (8)(a)(6) Amendment No. 2 to Participation Agreement among American Franklin, VIP and FDC, dated January 18, 1995. (1)

     (8)(a)(7) Amendment No. 2 to Participation Agreement among American Franklin, VIP II and FDC, dated January 18, 1995.(1)

     (8)(a)(8) Amendment No. 3 to Participation Agreement among American Franklin, VIP and FDC, dated July 1, 1996.(5)

     (8)(a)(9) Amendment No. 3 to Participation Agreement among American Franklin, VIP II and FDC, dated July 1, 1996.(5)

     (8)(a)(10) Amendment No. 4 to Participation Agreement among American Franklin, VIP and FDC, dated November, 1996.(7)

     (8)(a)(11) Amendment No. 4 to Participation Agreement among American Franklin, VIP II and FDC, dated November, 1996.(7)

     (8)(b)(1) Participation Agreement among MFS Variable Insurance Trust, American Franklin and Massachusetts Financial Services Company ("MFS"), dated July 30, 1996.(5)

     (8)(b)(2) Indemnification Agreement between American Franklin and MFS dated July 30, 1996.(5)

     (8)(b)(3) Form of Amendment No. 1 dated November, 1996 to Participation Agreement among MFS Variable Insurance Trust, American Franklin and MFS.(7)

     (8)(b)(4) Amendment No. 2 to Participation Agreement among American Franklin, MFS Variable Insurance Trust and MFS, dated November, 1997.(8)

     (8)(c) Modified Coinsurance Agreement between American Franklin and Integrity, dated March 10, 1989.(1)

     (8)(c)(1) Amendment No. 1 to Modified Coinsurance Agreement between American Franklin and Integrity.(1)

     (8)(c)(2) Amendment No. 2 to Modified Coinsurance Agreement between American Franklin and Integrity.(3)

     (8)(c)(3) Amendment No. 3 to Modified Coinsurance Agreement between American Franklin and Integrity effective April 1, 1989.(3)

     (8)(c)(4) Amendment No. 3 to Modified Coinsurance Agreement between American Franklin, Integrity, and Phoenix Home Life Mutual Insurance Company, assignee of Integrity effective January 1, 1997.(3)

     (8)(d) Reinsurance Agreement between American Franklin and The Franklin Life Insurance Company ("The Franklin''), effective as of January 1, 1988.(1)

     (8)(d)(1) Amendment No. 1 effective as of January 1, 1990 to Reinsurance Agreement between American Franklin and The Franklin.(1)

     (8)(d)(2) Amendment No. 2 effective as of January 1, 1990 to Reinsurance Agreement between American Franklin and The Franklin.(1)

     (8)(e) Modified Coinsurance Agreement effective as of January 1, 1997 between American Franklin and The Franklin.(4)

     (8)(e)(1) Amendment No. 1 effective September 1, 1997 to Modified Coinsurance Agreement between American Franklin and The Franklin.(4)

     (9) Administrative Service Agreement between The Franklin and American Franklin, dated May 16, l988.(1)

     (10)        Application for EquiBuilder III Policy.(4)

Other Exhibits:

     2           See Exhibit (5)(a) above.

     3(a) Opinion and Consent of Pauletta P. Cohn, Esq., Secretary of American Franklin (filed herewith).

     3(b) Opinion and Consent of Robert M. Beuerlein, Senior Vice President - Actuarial/Financial and Treasurer.(2)

     4           Inapplicable.

     5           Inapplicable.

     6(a)        Consent of Ernst & Young LLP (filed herewith).

     6(c) Opinion of Robert M. Beuerlein Senior Vice President - Acturial/Financial(2)

     7           Power of Attorney (filed herein see signature pages).

     8 Description of American Franklin's Issuance, Transfer and Redemption Procedures for EquiBuilder III Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.(8)

     9 Notice of Cancellation Right Pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940.(3)

--------------------------------------------------------------------------------
1. Incorporated herein by reference to Post-Effective Amendment No. 8 on
   Form S-6 of The American Franklin Life Insurance Company, filed April 30, 1999 (Reg. No. 33-77470).

2. Incorporated by reference to Post-Effective Amendment No. 9 on Form S-6 of The American Franklin Life Insurance Company, filed April 27, 2000 (File No. 33-77470).

3. Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 of The American Franklin Life Insurance Company, filed February 28, 1997 (File No. 33-77470).

4. Incorporated by reference to Post-Effective Amendment No. 5 on Form S-6 of The American Franklin Life Insurance Company, filed February 27, 1998 (File No. 33-77470).

5. Incorporated by reference to initial filing of Form N-4 Registration Statement of The American Franklin Life Insurance Company Separate Account VA-1, filed August 20, 1996 (File No. 333-10489).

6. Incorporated by reference to Post Effective Amendment No. 2 on Form S-6 of The American Franklin Life Insurance Company, filed April 30, 1996 (File No. 33-77470)

7. Incorporated by reference to the Pre-Effective Amendment No. 1 on Form N-4 of The American Franklin Life Insurance Company, filed November 26, 1996 (File No. 333-10489).

8. Incorporated by reference Post-Effective Amendment No. 6 on Form S-6 of The American Franklin Life Insurance Company, filed April 30, 1998 (File No. 33-77470).

                               POWERS OF ATTORNEY

  Each person whose signature appears below hereby appoints Thomas M. Zurek, Robert F. Herbert, Jr. and Pauletta P. Cohn and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant, The American Franklin Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Houston, and state of Texas, on the 17th day of April, 2001.


                              THE AMERICAN FRANKLIN LIFE
                              INSURANCE COMPANY
                              SEPARATE ACCOUNT VUL-2
                              (Registrant)

                         BY: THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY (On behalf of the Registrant and itself)



                         BY:    /s/ Robert F. Herbert, Jr.
                              --------------------------
                              Robert F. Herbert, Jr.
                              Senior Vice President, Treasurer and
                                Controller


[SEAL]



ATTEST:    /s/ Lauren W. Jones
           -------------------
          Lauren W. Jones
          Assistant Secretary

  Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                    Title                       Date
---------                    -----                       ----



/s/ Rodney O. Martin, Jr.    Director, Chairman and      April 17, 2001
-------------------------    Chief Executive Officer
Rodney O. Martin, Jr.



/s/ David L. Herzog          Director, Executive Vice    April 17, 2001
-------------------------    President and Chief
David L. Herzog              Financial Officer




/s/ Donald W. Britton        Director                    April 17, 2001
-------------------------
Donald W. Britton



/s/ Sylvia A. Miller         Director                    April 17, 2001
-------------------------
Sylvia A. Miller



/s/ Gary D. Reddick          Director                    April 17, 2001
-------------------------
Gary D. Reddick



/s/ Ronald H. Ridlehuber     Director                    April 17, 2001
-------------------------
Ronald H. Ridlehuber



/s/ Dan E. Trudan            Director                    April 17, 2001
-------------------------
Dan E. Trudan



/s/ Christain D. Weiss       Director                    April 17, 2001
-------------------------
Christian D. Weiss



/s/ Thomas M. Zurek          Director                    April 17, 2001
-------------------------
Thomas M. Zurek

                                 Exhibit Index


  3(a) Opinion and Consent of Pauletta P. Cohn, Esq., Secretary of American Franklin
  6(a)    Consent of Ernst & Young LLP